13. Shareholders' Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Shareholders' Equity

Shareholders' equity was $104.9 million, or 10.1% of total assets, as of December 31, 2015, compared to $98.7 million, or 9.5% of total assets, as of December 31, 2014.  This increase is primarily due to an increase in retained earnings due to net income, which was partially offset by a decrease in common stock due to 102,050 shares of common stock repurchased during 2015 under the Company's stock repurchase program implemented in September 2014.

Annualized return on average equity for the year ended December 31, 2015 was 9.03% compared to 9.69% for the year ended December 31, 2014.  Total cash dividends paid on common stock were $1.6 million and $1.0 million for the years ended December 31, 2015 and 2014, respectively.

The Board of Directors, at its discretion, can issue shares of preferred stock up to a maximum of 5,000,000 shares. The Board is authorized to determine the number of shares, voting powers, designations, preferences, limitations and relative rights.  The Board of Directors does not currently anticipate issuing any additional series of preferred stock.

In 2014, the Company's Board of Directors authorized a stock repurchase program, pursuant to which up to $2 million will be allocated to repurchase the Company's common stock.  Any purchases under the Company's stock repurchase program may be made periodically as permitted by securities laws and other legal requirements in the open market or in privately negotiated transactions.  The timing and amount of any repurchase of shares will be determined by the Company's management, based on its evaluation of market conditions and other factors.  The repurchase program may be suspended at any time or from time-to-time without prior notice.  The Company has repurchased approximately $2.0 million, or 106,587 shares of its common stock, under this program as of December 31, 2015.